UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2015

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 3, 2015, the Board of Directors of Neostem, Inc. (the “Corporation”) approved the adoption of a new section to the Corporation’s By-laws identifying Delaware as the exclusive forum for the adjudication of certain disputes between the Corporation, on the one hand, and a shareholder or shareholders of the Corporation or derivative action brought on behalf of the Corporation, on the other hand. The adoption of the forum selection clause is effective as of June 3, 2015. A copy of the forum selection clause approved by the Board of Directors is filed herewith as Exhibit 3.1, is incorporated herein by reference, and the foregoing summary description of the same is qualified in its entirety by reference to the actual text of the forum selection clause filed herewith.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The Exhibit Index immediately following the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Robert S. Vaters
Name:	Robert S. Vaters
Title:	President and Chief Financial Officer

Dated:  June 5, 2015

Exhibit Index

Exhibit No.	Description
3.1	Amendment to the By-laws of Neostem, Inc. - Forum Selection Clause.